EXHIBIT 10.1

EXECUTION VERSION

SECOND AMENDMENT

(Senior Revolving Credit Agreement)

SECOND AMENDMENT, dated as of May 17, 2006 (this “Amendment”), to the SENIOR REVOLVING CREDIT AGREEMENT, dated as of May 10, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LAZARD GROUP LLC, a Delaware limited liability company (the “Company”), the Banks from time to time parties thereto, CITIBANK, N.A., a national banking association (“Citibank”), and THE BANK OF NEW YORK, New York Branch (“The Bank of New York”), and JPMORGAN CHASE BANK, N.A., a New York banking corporation as a Bank (in such capacity, “JPMorgan Chase Bank”, and together with Citibank and The Bank of New York, the “Banks”) and as Administrative Agent for the Banks thereunder (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Company, the Banks and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Banks have not assigned the Loans to any other institution and as such hold 100% of the Loans and Commitments under the Credit Agreement;

WHEREAS, the Company has requested, and upon this Amendment becoming effective, the Banks have agreed, to increase the Commitments under the Credit Agreement as set forth herein and to amend certain provisions of the Credit Agreement in connection therewith, in each case upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1 Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given such terms in the Credit Agreement.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

2.1 Amendments to Section 7.2. (a) Section 7.2 is hereby amended by deleting clause 7.2(d) in its entirety and inserting in lieu thereof “RESERVED.”

(b) Section 7.2 is hereby further amended by deleting clause 7.2(m) in its entirety and inserting in lieu thereof “Subordinated Indebtedness of the Company or any of its Subsidiaries (other than LFNY).”

2.2 Amendment of Schedule 2.1. The Commitments listed in Schedule 2.1 are hereby amended as follows:

Commitments

JPMorgan Chase Bank, N.A.	$60,000,000
Citibank, N.A.	$60,000,000
The Bank of New York	$30,000,000

SECTION 3. MISCELLANEOUS

3.1 Limited Effect. Except as expressly amended, modified and supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

3.2 Effectiveness. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) of receipt by the Administrative Agent of counterparts hereof duly executed by the Company and Lenders constituting the Required Lenders.

3.3 Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3.4 Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

3.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

LAZARD GROUP LLC

By:	/s/ Michael J. Castellano
	Name:	Michael J. Castellano
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A as Administrative Agent and as a Bank

By:	/s/ Thomas H. Mulligan
	Name:	Thomas H. Mulligan
	Title:	Managing Director

CITIBANK, N.A., as a Bank

By:	/s/ Matthew Nicholls
	Name:	Matthew Nicholls
	Title:	Managing Director

THE BANK OF NEW YORK, N.A., as a Bank

By:	/s/ Joseph Ciacciarelli
	Name:	Joseph Ciacciarelli
	Title:	Managing Director

Signature page to Second Amendment to the Senior Revolving Credit Agreement